SCHEDULE OF DEPOSITS, PREPAYMENTS AND OTHER RECEIVABLES (Details) - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Deposits Prepayments And Other Receivables Net
Consideration receivable	$ 1,625,779	$ 1,625,779
Deposits	22,484	18,067
Prepayments	2,573,047	3,941,488
Other receivables	125,326	773,010
Deposits prepayments and other receivables gross	4,346,636	6,358,344
Less: allowance for expected credit loss	(1,749,619)
Total	$ 2,597,017	$ 6,358,344